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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As independent public accountants, we hereby consent to the inclusion of our reports dated February 24, 2000 included in Transcend Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999, as well as the incorporation by reference of such reports into the Company's previously filed Registration Statement File Nos. 33-57072, 33-41361, 33-37685, 33-32587 and 33-
16213.



                              ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 30, 2000